PROSPECTUS SUPPLEMENT

JANUARY 24, 2017

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (B Share)

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (C Share)

THE GUARDIAN INVESTOR PROSTRATEGIES VARIABLE ANNUITYSM (I Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2016 for The Guardian Investor ProFreedom Variable AnnuitySM (B Share), The Guardian Investor ProFreedom Variable AnnuitySM (C Share) and The Guardian Investor ProStrategies Variable AnnuitySM (I Share), for variable annuity contracts issued through The Guardian Separate Account R.

MARINER MANAGED FUTURES STRATEGY PORTFOLIO

The Board of Trustees (the “Board”) of Northern Lights Variable Trust (the “Trust”) has concluded that it is in the best interests of the Mariner Managed Futures Strategy Portfolio (the “Fund”), a series of the Trust, and its shareholders, that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on or before March 20, 2017 (the “Liquidation Date”).

Effective February 21, 2017 (the “Closure Date”), the Fund will stop accepting any purchases and will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your or allocations of accumulation value to any other available variable investment options offered under the terms of your contract. Any accumulation value in variable annuity contracts that is allocated to the Fund at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2). For 30 days following the Liquidation Date, you may transfer a portion or the entire amount of your accumulation value transferred to Fidelity VIP Government Money Market Portfolio (Service Class 2) to any other available variable investment options free of charge. Transfers made due to the closure and liquidation of the Fund will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 (regular mail) or 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017 (overnight mail), visiting our website (www.GuardianLife.com) or by calling 1-800-221-3253. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

To obtain a copy of the prospectus for the Fidelity VIP Government Money Market Portfolio (Service Class 2) or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

You will not incur any fees or charges or any tax liability because of the liquidation. After the liquidation you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Fund to the subaccount that invests in the Fidelity VIP Government Money Market Portfolio (Service Class 2).

PROSUPP12417

Further, on and after the Closure Date, certain administrative programs will be impacted. Specifically:

•

Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to Closure Date. Unless you provide new instructions, amounts transferred pursuant to your current allocation instructions will continue to be transferred to the Fund until the Closure Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Closure Date.

•

Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Fund, you may terminate your current instructions and provide new allocation instructions prior to the Closure Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Fund until the Closure Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Closure Date.

•

Premium Allocation Instructions: If you have premium allocation instructions on file that include the Fund, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Fund until the Closure Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Closure Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your variable annuity contract is in-force.

This Supplement Should Be Retained With Your Prospectus For Future Reference.